Annual Report

1996
1996
1996
1996
1996

                              [PHOTO APPEARS HERE]

                                  Smith Barney
                                  Managed
                                  Governments
                                  Fund Inc.
                                  ----------------
                                  July 31, 1996

                       [LOGO] SMITH BARNEY MUTUAL FUNDS
                              Investing for your future.
                              Everyday.

Smith Barney Managed Governments Fund Inc.

Dear Shareholder:

We are pleased to provide you with the annual report for Smith Barney Managed Governments Fund Inc. for the year ended July 31, 1996. For your convenience, we summarize the period's prevailing economic and market conditions and briefly report on the Fund's investment strategy. A detailed summary of performance and current holdings can be found in the appropriate sections that follow in the annual report.

Fund Performance Update

The Managed Governments Fund invests primarily in mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Association (FHLMC).

For the year ended July 31, 1996, the Managed Governments Fund's Class A shares had a total return of 3.76% versus its Lipper Analytical Services, Inc. peer group average total return of 5.00%. (Lipper is an independent fund tracking organization.) This underperformance took place primarily because of the Fund's modest duration extension in a period of rising interest rates. The Fund distributed dividends totaling $0.83 per share over the past year. Based on the Fund's net asset value of $12.27 as of July 31, 1996, this equates to an annualized dividend yield of 6.76%.

Market Overview

Since January 1996, volatility in the bond market has increased and both short- and long-term interest rates have risen. One of the main reasons why volatility in the bond market increased was greater-than-expected U.S. economic growth. For example, economic data released by the U.S. government between February and the end of May this year indicated strong U.S. economic growth as evidenced by increased job creation and higher consumer spending. In addition, new as well as existing home sales have shown continued momentum, with the Northeast region of the U.S. the latest to exhibit economic growth.

Increasing investor concerns about the possible re-emergence of inflation resulting from higher U.S. economic growth has led to an increase in yields, especially from U.S. Treasury securities with longer-term maturities. The chart on page 2, which shows the yields from U.S. Treasury securities, illustrates the volatility of that market during the period covered by this report.

Yields from U.S. Treasuries

                       7/31/95   7/31/96   High      Low
2-month Treasury bill    5.87%    6.22%    6.39%    5.15%
5-year Treasury note     6.15     6.56     6.84     5.37
10-year Treasury bond    6.42     6.79     7.07     5.57
30-year Treasury bond    6.84     6.97     7.20     5.95

In 1995 and so far in 1996, foreign central banks have been meaningful buyers in the market while U.S. domestic banks, who primarily were sellers of U.S. Treasury securities in 1995, also began to make modest purchases in 1996. Many hedge funds, who were strong buyers in 1995, have become sellers of U.S. Treasury securities year to date and that has helped to increase bond market volatility.

Other factors that have affected the market recently include Congressional hearings regarding Federal Reserve Board Chairman Alan Greenspan's reappointment, the ongoing investigations surrounding Whitewater, concerns surrounding Boris Yeltsin's election during Russia's recent national Presidential election, and the resurgence of Japan's economy.

Fund's Investment Strategy

Except for a modest increase in the Managed Governments Fund's duration from
4.36 to 6.03 years, there have been no significant changes made in the portfolio over the past year. Given our outlook for lower interest rates, we expect to extend the Fund's duration modestly in the coming months.

During the period covered by this report, the percentage of the Fund's mortgage-backed securities holdings in the portfolio remained roughly 67% and its U.S. Treasury securities holdings were unchanged at roughly 32%. As of July 31, 1996, the Fund's U.S. Treasury holdings were split evenly between U.S. Treasury strips (18%) and U.S. Treasury coupon securities (14%).

Market Outlook

Although we believe there will continue to be some near-term bond market volatility as investors continue to sift through confusing U.S. economic data, we remain positive about the bond market's long-term prospects. However, in our view, one key issue that the market faces in the coming months with potentially negative implications is the outcome of the Congressional elections in November.

In closing, we do not believe that the U.S. economy's second quarter annual growth rate of roughly 3% is sustainable nor will inflation re-emerge. Instead, we expect that interest rates will go lower and most investors should remain patient despite the bond market's recent volatility.

Thank you for your investment in the Smith Barney Managed Governments Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ Heath B. McLendon         /s/ James E. Conroy

Heath B. McLendon             James E. Conroy
Chairman and                  Vice President and
Chief Executive Officer       Investment Officer

August 6, 1996

Historical Performance -- Class A Shares

                             Net Asset Value
                           ---------------------
                           Beginning       End       Income      Capital Gain      Return     Total
Year Ended                  of Year      of Year    Dividends    Distributions   of Capital  Returns(1)
----------------------------------------------------------------------------------------------------
7/31/96                     $12.63       $12.27       $0.82          $0.00          $0.01       3.76%
7/31/95                      12.50        12.63        0.74           0.00           0.04       7.67
7/31/94                      13.29        12.50        0.61           0.00           0.19       0.08
7/31/93                      12.88        13.29        0.66           0.23           0.00      10.43
7/31/92                      12.09        12.88        0.91           0.00           0.08      15.25
7/31/91                      12.13        12.09        0.98           0.00           0.11       9.02
7/31/90                      12.19        12.13        1.07           0.00           0.03       9.01
7/31/89                      12.04        12.19        0.96           0.00           0.11      10.62
7/31/88                      12.62        12.04        1.09           0.01           0.01       4.43
7/31/87                      13.32        12.62        1.11           0.34           0.00       5.69
----------------------------------------------------------------------------------------------------
Total                                                 $8.95          $0.58          $0.58
----------------------------------------------------------------------------------------------------

Historical Performance-- Class B Shares

                             Net Asset Value
                          ------------------------
                          Beginning          End      Income   Capital Gain     Return      Total
Year Ended                 of Year         of Year   Dividends Distributions  of Capital   Returns(1)
--------------------------------------------------------------------------------------------------
7/31/96                     $12.63         $12.27      $0.76       $0.00         $0.01        3.24%
7/31/95                      12.50          12.63       0.67        0.00          0.04        7.04
7/31/94                      13.29          12.50       0.56        0.00          0.17       (0.46)
Inception* - 7/31/93         12.64          13.29       0.41        0.16          0.00        9.92+
--------------------------------------------------------------------------------------------------
Total                                                  $2.40       $0.16         $0.22
--------------------------------------------------------------------------------------------------

Historical Performance-- Class C Shares

                            Net Asset Value
                          ---------------------
                          Beginning       End      Income     Capital Gain    Return      Total
Year Ended                 of Year      of Year   Dividends  Distributions  of Capital   Returns(1)
------------------------------------------------------------------------------------------------
7/31/96                     $12.63       $12.27     $0.76        $0.00         $0.01       3.25%
7/31/95                      12.50        12.63      0.67         0.00          0.04       7.04
7/31/94                      13.29        12.50      0.56         0.00          0.17      (0.46)
Inception* - 7/31/93         13.18        13.29      0.03         0.02          0.00       1.25+
------------------------------------------------------------------------------------------------
Total                                               $2.02        $0.02         $0.22
------------------------------------------------------------------------------------------------

Historical Performance -- Class Y Shares

                            Net Asset Value
                          ---------------------
                          Beginning       End      Income     Capital Gain    Return      Total
Year Ended                 of Year      of Year   Dividends  Distributions  of Capital   Returns(1)
------------------------------------------------------------------------------------------------
Inception* - 7/31/96        $12.86       $12.27     $0.44        $0.00        $0.01       (1.10)%+
------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

Average Annual Total Return

                                      Without Sales Charge(1)
                           ---------------------------------------------
                            Class A      Class B     Class C     Class Y
------------------------------------------------------------------------
Year Ended 7/31/96            3.76%        3.24%       3.25%        N/A
Five Years Ended 7/31/96      7.31          N/A         N/A         N/A
Ten Years Ended 7/31/96       7.52          N/A         N/A         N/A
Inception* - 7/31/96          8.81         5.21        3.55       (1.10)%+
------------------------------------------------------------------------
                                        With Sales Charge(2)
                            --------------------------------------------
                            Class A      Class B     Class C     Class Y
------------------------------------------------------------------------
Year Ended 7/31/96           (0.94)%      (1.26)%      2.25%        N/A
Five Years Ended 7/31/96      6.32          N/A         N/A         N/A
Ten Years Ended 7/31/96       7.02          N/A         N/A         N/A
Inception* - 7/31/96          8.39         4.74        3.55       (1.10)%+
-----------------------------------------------------------------------

Cumulative Total Return
                                             Without Sales Charge(1)
-----------------------------------------------------------------------
Class A (7/31/86 through 7/31/96)                    106.46%
Class B (Inception* through 7/31/96)                  20.87
Class C (Inception* through 7/31/96)                  11.39
Class Y (Inception* through 7/31/96)                  (1.10)+
-----------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C and Y shares are September 4, 1984, November 6, 1992, June 29, 1993, and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

Historical Performance (unaudited)

                Growth of $10,000 Invested in Class A Shares of
                 the Smith Barney Managed Governments Fund Inc.
                     vs. Lipper Mortgage Securities Average
                   and Lehman Brothers Government Bond Index+

                             July 1986 -- July 1996

                              [CHART APPEARS HERE]

SB Managed Governments Fund Inc.Lipper Mortgage Securities AverageLehman Brothers Government Bond Index

7/86                    9,548.00                 10,000.00                      10,000.00
7/87                   10,092.00                 10,527.00                      10,316.00
7/88                   10,539.00                 11,287.00                      11,282.00
7/89                   11,658.00                 12,670.00                      13,001.00
7/90                   12,709.00                 13,651.00                      13,789.00
7/91                   13,855.00                 15,093.00                      15,173.00
7/92                   15,969.00                 17,111.00                      17,487.00
7/93                   17,633.00                 18,595.00                      19,376.00
7/94                   17,648.00                 18,154.00                      19,350.00
7/95                   19,001.00                 19,735.00                      22,731.00
7/96                   19,716.00                 20,723.00                      23,904.00

+ Hypothetical illustration of $10,000 invested in Class A shares on July 31, 1986, assuming deduction of the maximum 4.50% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through July 31, 1996. The Lipper Analytical Services, Inc. U.S. Mortgage Securities Bond Fund Average ("Lipper Mortgage Securities Average") is composed of the Fund's peer group of mutual funds (62 funds as of July 31, 1996) investing in U.S. mortgage-backed securities. Lipper Analytical Services, Inc. is a widely-recognized mutual fund information service. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of approximately nine years. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

         All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Portfolio Highlights (unaudited)    July 31, 1996

Portfolio Breakdown

                            [PIE CHART APPEARS HERE]

GNMA                     60.4%     0.604%
U.S. Treasury Notes      27.4%     0.274
Repurchase Agreement      7.3%     0.073
FHLMC and FNMA            4.9%     0.049

     U.S. Treasury Securities are debt obligations of the United States Government. They are secured by the full faith and credit of the Federal Government, and include such instruments as Treasury notes, bills and bonds.

     Mortgage-Backed Securities are debt securities issued by U.S. Government Agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.

Schedule of Investments                                   July 31, 1996


      FACE
     AMOUNT                   SECURITY                         VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 92.7%

$62,500,000   U.S. Treasury Note, zero coupon due 5/15/09 $  25,701,875
 45,000,000   U.S. Treasury Note, zero coupon due 2/15/15    12,082,050
144,000,000   U.S. Treasury Note, zero coupon due 2/15/19    28,985,760
 23,000,000   U.S. Treasury Note, 6.625% due 6/30/01         23,050,370
 84,151,000   U.S. Treasury Note, 6.875% due 5/15/06         84,644,125
        268   FHLMC Certificates, 7.500% due 11/1/09                264
      7,001   FHLMC Certificates, 8.000% due 8/1/17               7,051
     23,129   FHLMC Certificates, 14.750% due 3/1/10             26,288
 20,997,695   FNMA Certificates, 8.000% due 5/1/26+          21,128,931
        213   FNMA Certificates, 9.500% due 6/1/01                  225
        635   FNMA Certificates, 9.500% due 7/7/02                  668
 55,600,000   FNMA Principal Strip, zero coupon due
               10/9/19                                       10,014,672
 93,395,694   GNMA I Certificates, 8.000% due
               7/15/26+                                      94,013,698
 44,000,000   GNMA I Certificates, 8.000% due 7/15/26++      44,220,000
 19,098,487   GNMA I Certificates, 9.000% due 9/15/26+       19,987,713
  2,977,877   GNMA I Certificates, 10.000% due 7/15/20+       3,232,581
 50,121,966   GNMA I Certificates Platinum, 9.000% due
               11/15/17                                      53,238,550
155,196,975   GNMA I Certificates Platinum, 9.000% due
               12/15/17++                                   164,847,123
  1,092,504   GNMA II Certificates, 10.000% due 10/20/16      1,162,829
-----------------------------------------------------------------------
              TOTAL U.S. GOVERNMENT & AGENCY
              OBLIGATIONS (Cost -- $583,298,576)            586,344,773
-----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.3%
 46,574,000   Chase Manhattan Bank,  5.545% due 8/1/96;
              Proceeds at maturity -- $46,581,174;  (Fully
              collateralized by U.S. Treasury Notes, 6.250%
              due 7/31/98;  Market value --  $47,524,585)
              (Cost -- $46,574,000)                          46,574,000
-----------------------------------------------------------------------
              TOTAL  INVESTMENTS  -- 100%
              (Cost  --  $629,872,576*)
                                                           $632,918,773
-----------------------------------------------------------------------

+ Date shown represents the last in the range of maturity dates of mortgage certificates only.
++   Security is traded on a "to-be-announced" ("TBA") basis (See Note 9).
++   Security partially segregated for purchases made on a TBA basis.
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

Statement of Assets and Liabilities                               July 31, 1996

ASSETS:
Investments, at value (Cost -- $629,872,576)                      $ 632,918,773
Cash                                                                  3,979,114
Receivable for Fund shares sold                                       1,516,768
Receivable for securities sold                                          548,160
Interest receivable                                                   4,343,458
-------------------------------------------------------------------------------
Total Assets                                                        643,306,273
-------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                                     48,410,783
Investment advisory fees payable                                        225,950
Payable for Fund shares purchased                                       165,524
Administration fees payable                                             100,422
Distribution fees payable                                               167,634
Accrued expenses                                                        379,834
-------------------------------------------------------------------------------
Total Liabilities                                                    49,450,147
-------------------------------------------------------------------------------
Total Net Assets                                                   $593,856,126
-------------------------------------------------------------------------------
NET ASSETS:
Par value of capital shares                                             $48,388
Capital paid in excess of par value                                 660,419,335
Overdistributed net investment income                                    (3,500)
Accumulated net realized loss from security transactions,
options and futures contracts                                       (69,654,294)
Net unrealized appreciation of investments                            3,046,197
-------------------------------------------------------------------------------
Total Net Assets                                                   $593,856,126
-------------------------------------------------------------------------------
Shares Outstanding:
Class A                                                              37,046,411
Class B                                                               9,021,160
Class C                                                                 100,934
Class Y                                                               2,219,224

Net Asset Value:
Class A (and redemption price)                                           $12.27
Class B*                                                                 $12.27
Class C**                                                                $12.27
Class Y (and redemption price)                                           $12.27

Class A Maximum Public Offering Price Per Share
   (net asset value plus 4.71% of net asset value per share)             $12.85
-------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

Statement of Operations                        For the Year Ended July 31, 1996

INVESTMENT INCOME:
Interest                                                            $49,979,781
Less: Interest expense                                               (2,963,914)
-------------------------------------------------------------------------------
Total Investment Income                                              47,015,867
-------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees (Note 2)                                     2,816,295
Distribution fees (Note 2)                                            1,251,687
Administration fees (Note 2)                                          2,138,789
Shareholder and system servicing fees                                   469,853
Shareholder communications                                              121,000
Registration fees                                                        93,812
Audit and legal                                                          67,000
Directors' fees                                                          48,000
Custody                                                                  24,500
Other                                                                   112,630
-------------------------------------------------------------------------------
Total Expenses                                                        7,143,566
-------------------------------------------------------------------------------
Net Investment Income                                                39,872,301
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS, OPTIONS AND FUTURES
CONTRACTS (NOTES 3, 7 AND 8):
Realized Gain (Loss) From:
Security transactions (excluding short-term securities)               5,681,926
Options purchased                                                    (1,020,873)
Futures contracts                                                     1,129,516
-------------------------------------------------------------------------------
Net Realized Gain                                                     5,790,569
-------------------------------------------------------------------------------
Change in Net Unrealized Appreciation of Investments:
Beginning of year                                                    25,148,936
End of year                                                           3,046,197
-------------------------------------------------------------------------------
Decrease in Net Unrealized Appreciation                             (22,102,739)
-------------------------------------------------------------------------------
Net Loss on Investments, Options and Futures Contracts              (16,312,170)
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $23,560,131
===============================================================================

                       See Notes to Financial Statements.

Statements of Changes in Net Assets             For the Years Ended July 31,

                                                    1996            1995
---------------------------------------------------------------------------
OPERATIONS:
Net investment income                            $39,872,301    $44,523,223
Net realized gain (loss)                           5,790,569    (42,642,832)
Increase (decrease) in net unrealized
appreciation                                     (22,102,739)    45,545,505
---------------------------------------------------------------------------
Increase in Net Assets From Operations            23,560,131     47,425,896
---------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income                            (39,875,801)   (40,491,996)
Capital                                             (694,545)    (1,998,735)
---------------------------------------------------------------------------
Decrease in Net Assets From
Distributions to Shareholders                    (40,570,346)   (42,490,731)
---------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
Net proceeds from sale of shares                  53,060,297    259,445,859
Net asset value of shares issued
for reinvestment of dividends                     26,887,140     28,024,578
Cost of shares reacquired                       (130,795,018)  (391,232,326)
Decrease in Net Assets From
Fund Share Transactions                          (50,847,581)  (103,761,889)
---------------------------------------------------------------------------
Decrease in Net Assets                           (67,857,796)   (98,826,724)

NET ASSETS:
Beginning of year                                 661,713,922   760,540,646
---------------------------------------------------------------------------
End of year*                                     $593,856,126  $661,713,922
===========================================================================
* Includes overdistributed net
  investment income of:                              $(3,500)            --
===========================================================================

                       See Notes to Financial Statements.

Notes to Financial Statements

     1. SIGNIFICANT ACCOUNTING POLICIES

     Smith Barney Managed Governments Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. Government and Agency Obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium which approximates market value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general Fund expenses are allocated on the basis of the relative net assets; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with tax regulations which may differ from generally accepted accounting principles. At July 31, 1996, reclassifications are made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated realized losses amounting to $111,396,220 and a portion of overdistributed net investment income amounting to $694,545 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, the Fund may from time to time enter into options and/or futures contracts to hedge market risk.

     2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an investment advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $1 billion and 0.415% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

     SBMFM acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $1 billion and 0.185% of the average daily net assets in excess of $1 billion. This fee is calculated daily and paid monthly.

     Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of Fund shares. For the year ended July 31, 1996, SB received sales charges of approximately $279,000 on sales of the Fund's Class A shares.

     There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For year ended July 31, 1996, CDSCs paid to SB for Class B shares were approximately $489,000.

     Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended July 31, 1996, total Distribution Plan fees incurred were:

                                           Class A       Class B       Class C
================================================================================
Distribution Plan Fees                   $1,252,333      $923,663        $5,915
================================================================================

   All officers and one Director of the Fund are employees of SB.

     3. INVESTMENTS

     During the year ended July 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                       $1,741,014,582
--------------------------------------------------------------------------------
Sales                                                            1,717,730,370
================================================================================

     At July 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were approximately as follows:

================================================================================
Gross unrealized appreciation                                      $10,642,000
Gross unrealized depreciation                                       (7,596,000)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $3,046,000
================================================================================
     4. CAPITAL LOSS CARRYFORWARD

     At July 31, 1996, the Fund had, for Federal tax purposes, capital loss carryforwards of approximately $69,655,000 available, subject to certain limitations, to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on July 31 of the year indicated:

                            1997            2002           2003            2004
================================================================================

Carryforward Amounts   $ 29,388,000   $  3,423,000   $ 33,246,000   $  3,598,000

================================================================================

     5. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government Securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

     6. REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the

Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

     At July 31, 1996, the Fund had no open reverse repurchase agreements.

     7. OPTION CONTRACTS

     Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     As of July 31, 1996, the Fund had no call or put options outstanding.

     When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

   As of July 31, 1996, the Fund had no written options outstanding.

     8. FUTURES CONTRACTS

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At July 31, 1996, the Fund had no open futures contracts.

     9. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

     The Fund may trade portfolio securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuation and their current value is determined in the same manner as for other portfolio securities.

     As of July 31, 1996, the Fund held one TBA security with a cost of $44,506,000.

     10. DOLLAR ROLL TRANSACTIONS

     The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds of the sale will be invested and the income from these investments, together with any additional income for the Fund exceeding the yield on the securities sold.

   As of July 31, 1996, the Fund had no open dollar roll transactions.

     11. CAPITAL SHARES

     At July 31, 1996, the Fund had 500 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective November 7, 1994, the Fund adopted a new class structure, renaming the former Class D shares as Class C shares.

     At July 31, 1996, total paid-in capital amounted to the following for each class:

                           Class A          Class B           Class C          Class Y
---------------------------------------------------------------------------------------
Total Paid-in Capital    $546,114,286     $86,787,035       $1,124,709      $26,441,693
---------------------------------------------------------------------------------------

     Transactions in shares of each class were as follows:

                                         Year Ended                    Year Ended
                                        July 31, 1996                July 31, 1995
                                  ------------------------      ------------------------
                                     Shares        Amount         Shares        Amount
----------------------------------------------------------------------------------------
Class A
Shares sold                        1,032,903   $ 13,040,397     19,786,976   $241,728,620
Shares issued on
reinvestment                       1,757,112     22,112,953      1,797,001     22,108,190
Shares redeemed                   (7,593,103)   (95,509,679)    (9,428,140)  (115,641,617)
-----------------------------------------------------------------------------------------
Net Increase (Decrease)           (4,803,088)  $(60,356,329)    12,155,837   $148,195,193
=========================================================================================
Class B
Shares sold                          904,230   $ 11,419,095      1,422,270   $ 17,423,153
Shares issued on
reinvestment                         375,339      4,725,545        479,870      5,909,325
Shares redeemed                   (2,779,816)   (35,133,985)   (22,538,562)  (275,512,867)
-----------------------------------------------------------------------------------------
Net Decrease                      (1,500,247)  $(18,989,345)   (20,636,422) $(252,180,389)
=========================================================================================

                                           Year Ended                      Year Ended
                                         July 31, 1996*                 July 31, 1995**
                                      -------------------            ---------------------
                                      Shares       Amount            Shares         Amount
------------------------------------------------------------------------------------------
Class C
Shares sold                           85,229   $  1,083,476         23,676   $    294,086
Shares issued on
reinvestment                           3,880         48,642            569          7,063
Shares redeemed                      (11,848)      (151,341)        (6,360)       (77,842)
-----------------------------------------------------------------------------------------
Net Increase                          77,261   $    980,777         17,885   $    223,307
=========================================================================================
Class Y
Shares sold                        2,219,225   $ 27,517,329             --             --
Shares issued on
reinvestment                              --             --             --             --
Shares redeemed                           (1)           (13)            --             --
-----------------------------------------------------------------------------------------
Net Increase                       2,219,224   $ 27,517,316             --             --
=========================================================================================

* Transactions for Class Y shares are for the period from February 7, 1996 (inception date) to July 31, 1996.

**   On November 7, 1994, the former Class D shares were renamed Class C shares.

Financial Highlights

For a share of each class of capital stock outstanding throughout each year:

Class A Shares                                   1996(1)       1995          1994          1993          1992
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year              $12.63        $12.50        $13.29        $12.88        $12.09
--------------------------------------------------------------------------------------------------------------
Income From Operations:
Net investment income                             0.81          0.81          0.75          0.69          0.91
Net realized and unrealized
gain (loss)                                      (0.34)         0.10         (0.74)         0.61          0.87
--------------------------------------------------------------------------------------------------------------
Total Income From Operations                      0.47          0.91          0.01          1.30          1.78
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income                            (0.82)        (0.74)        (0.57)        (0.65)        (0.91)
Overdistribution of net
investment income                                   --            --         (0.04)        (0.01)           --
Overdistribution of net realized gains              --            --            --         (0.23)           --
Capital                                          (0.01)        (0.04)        (0.19)           --         (0.08)
--------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.83)        (0.78)        (0.80)        (0.89)        (0.99)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $12.27        $12.63        $12.50        $13.29        $12.88
--------------------------------------------------------------------------------------------------------------
Total Return                                      3.76%         7.67%         0.08%        10.43%        15.25%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $454,679      $528,533      $371,086      $462,703      $488,515
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses                                          1.04%         1.07%         1.03%         0.99%         0.82%
Net investment income                             6.46          6.57          5.60          5.35          7.23
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            275%          292%          236%          436%          426%
==============================================================================================================

Class B Shares                         1996(1)        1995           1994           1993(2)
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year    $12.63         $12.50         $13.29         $12.64
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
Net investment income                   0.75           0.75           0.69           0.47
Net realized and unrealized
gain (loss)                            (0.34)          0.09          (0.75)          0.75
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations     0.41           0.84          (0.06)          1.22
------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income                  (0.76)         (0.67)         (0.52)         (0.40)
Overdistribution of net
investment income                         --             --          (0.04)         (0.01)
Overdistribution of net realized gains    --             --             --          (0.16)
Capital                                (0.01)         (0.04)         (0.17)            --
------------------------------------------------------------------------------------------
Total Distributions                    (0.77)         (0.71)         (0.73)         (0.57)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $12.27         $12.63         $12.50         $13.29
------------------------------------------------------------------------------------------
Total Return                            3.24%          7.04%         (0.46)%         9.92%++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $110,724       $132,882       $389,383       $474,093
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses                                1.56%          1.57%          1.55%          1.62%+
Net investment income                   5.94           6.07           5.08           4.72+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  275%           292%           236%          436%
==========================================================================================

(1)  See page 20 for full footnote disclosure.
(2)  For the period from November 6, 1992 (inception date) to July 31, 1993.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

For a share of each class of capital stock outstanding throughout each year:


Class C Shares                        1996(1)         1995            1994          1993(2)
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year    $12.63       $  12.50       $  13.29       $  13.18
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
Net investment income                   0.75           0.76           0.69           0.07
Net realized and unrealized gain
  (loss)                               (0.34)         (0.08)         (0.75)          0.09
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations     0.41           0.84          (0.06)          0.16
------------------------------------------------------------------------------------------
Less Distributions From:
Net investment income                  (0.76)         (0.67)         (0.52)         (0.03)
Overdistribution of net
  investment income                      --              --          (0.04)            --
Overdistribution of net
  realized gains                         --              --             --          (0.02)
Capital                                (0.01)         (0.04)         (0.17)            --
------------------------------------------------------------------------------------------
Total Distributions                    (0.77)         (0.71)         (0.73)         (0.05)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $ 12.27         $12.63         $12.50         $13.29
------------------------------------------------------------------------------------------
Total Return                            3.25%          7.04%         (0.46)%         1.25%++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $ 1,238         $  299         $   72         $   12
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
Expenses                                1.49%          1.52%          1.58%          1.55%+
Net investment income                   5.99           6.12           5.05           4.80+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  275%           292%           236%           436%
==========================================================================================

Class Y Shares                          1993(1)(3)
---------------------------------------------
Net Asset Value, Beginning of Year     $12.86
---------------------------------------------
Income (Loss) From Operations:
   Net investment income                 0.35
   Net realized and unrealized loss     (0.49)
---------------------------------------------
Total Loss From Operations              (0.14)
---------------------------------------------
Less Distributions From:
   Net investment income                (0.44)
   Capital                              (0.01)
---------------------------------------------
Total Distributions                     (0.45)
---------------------------------------------
Net Asset Value, End of Year            $12.27
---------------------------------------------
Total Return++                          (1.10)%
---------------------------------------------
Net Assets, End of Year (000s)        $27,215
---------------------------------------------
Ratios to Average Net Assets+:
   Expenses                              0.78%
   Net investment income                 6.62
---------------------------------------------
Portfolio Turnover Rate                   275%
=============================================

(1) Per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this year since the use of the undistributed income method did not accord with results of operations.
(2)  For the period from June 29, 1993 (inception date) to July 31, 1993.
(3)  For the period from February 7, 1996 (inception date) to July 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Independent Auditors' Report

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
SMITH BARNEY MANAGED GOVERNMENTS FUND INC.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Managed Governments Fund Inc. as of July 31, 1996, the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended July 31, 1994, were audited by other auditors whose report thereon, dated September 9, 1994, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Managed Governments Fund Inc. as of July 31, 1996, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                           /S/ KPMG PEAT MARWICK LLP

New York, New York
September 23, 1996

SMITH BARNEY
MANAGED
GOVERNMENTS
FUND INC.

DIRECTORS
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

OFFICERS
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

James E. Conroy
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
------------
A Member of TravelersGroup[LOGO]


INVESTMENT ADVISER
Smith Barney Mutual Funds
Management Inc.

DISTRIBUTOR
Smith Barney Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134



This report is submitted for the general information of the shareholders of Smith Barney Managed Governments Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
MANAGED GOVERNMENTS
FUND INC.
388 Greenwich Street
New York, New York 10013

FD01181 9/96